Exhibit 99.1

Aeries Technology Extends Profitability in Q2 FY2026; Strongest First Half in Company History Driven by AI-Led GCC Growth

Turnaround complete, Aeries enters a new phase powered by AI-led delivery, dual-shore GCC scale, and deeper private equity relationships.

NEW YORK – November 10, 2025 – Aeries Technology, Inc. (NASDAQ: AERT) (“Aeries” or the “Company”), a global leader in AI-powered business transformation and Global Capability Center (GCC) services, today announced financial results for its second quarter of fiscal year 2026, for the quarter ended September 30, 2025. The Company achieved strong profitability, driven by consistent operational execution, expanding relationships within the private equity ecosystem, and continued adoption of AI-led global delivery solutions.

Financial Highlights (unaudited)

For the quarter ended September 30, 2025, ie. Q2 FY2026:

●	Revenue: $17.36 million, up 3% year-over-year, compared to $16.87 million in Q2 FY2025

●	Net Income: $0.64 million, versus a net loss of $2.31 million in Q2 FY2025

●	Adjusted EBITDA: $2.55 million and 14.7% margin, compared to $(2.30) million in Q2 FY2025

For the six months ended September 30, 2025:

●	Net Income: $2.32 million, compared to a net loss of $17.62 million in the prior-year period

●	Adjusted EBITDA: $3.59 million, compared to $(1.89) million in the prior-year period

●	Net cash provided by operating activities: $2.39 million, compared to $0.21 million in the prior-year period

These results represent the strongest first half in Aeries’ history, highlighting two quarters of profitability and positive operating cash flow, and the growing contribution of AI-enabled delivery and nearshore operations.

Business Momentum: From Turnaround to Growth

With the turnaround complete, Aeries is now operating from a position of strength—executing a disciplined growth playbook centered on AI platforms, an integrated India–Mexico delivery model, and sponsor-led expansion across the private equity ecosystem. Q2 also saw multiple new enterprise client additions across diversified end-markets, reflecting rising demand for GCC builds, AI-led modernization, and automation at scale. The Company anticipates closing additional client opportunities in Q3.

Strategic and Operational Highlights

During the quarter ended September 30, 2025, Aeries announced a series of milestones that underscored its growth trajectory and expanding global presence:

●	Expanded India and Mexico operations with announcement of plans to hire over 500 new roles, strengthening delivery capacity and scalability.

●	Signed a multi-million-dollar AI partnership expanding India’s footprint and capabilities.

●	Unveiled an AI-powered content automation solution delivering over 80% efficiency gains and 12× throughput improvement.

●	Celebrated a 10-year client partnership milestone, underscoring durability and trust.

●	Delivered $20 million+ in client savings through the nearshore GCC model in Guadalajara, Mexico.

These achievements, coupled with growing private equity-backed client engagement, reinforce Aeries’ scalable, higher-margin business model and its ability to deliver profitability and long-term client value.

“Q2 marks the completion of our turnaround and the beginning of our new phase,” said Ajay Khare, Chief Executive Officer. “Profitability, expanding PE sponsor relationships, and the compounding effect of our AI and GCC models position us to scale with discipline.”

“Our first-half profitability and positive operating cash flow reflect a durable model,” said Daniel Webb, Chief Financial and Investment Officer. “We’re balancing investment in automation with operating discipline. As new contracts ramp and expand through the second half, we continue to expect FY2026 Adjusted EBITDA of $6 million to $8 million.”

Conference Call Details

The company will host a conference call to discuss its financial results on November 10, 2025, at 7:30 AM ET. The call will be accessible by telephone at 1-877-407-0792 (domestic) or 1-201-689-8263 (international). The call transcript will also be available on the company’s investor relations website at https://ir.aeriestechnology.com

About Aeries Technology

Aeries Technology (NASDAQ: AERT) is a global leader in AI-enabled value creation, business transformation, and Global Capability Center (GCC) delivery for private-equity (PE) portfolio companies, supporting scalable, technology-driven execution. Founded in 2012, its commitment to workforce development has earned it the Great Place to Work Certification for two consecutive years.

Non-GAAP Financial Measures

The Company uses non-GAAP financial information and believes it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in its underlying operating results and provide additional insight and transparency on how it evaluates the business. The Company uses non-GAAP financial measures to budget, make operating and strategic decisions, and evaluate its performance. The Company has detailed the non-GAAP adjustments that it makes in the non-GAAP definitions below. The adjustments generally fall within the categories of non-cash items. The Company believes the non-GAAP measures presented herein should always be considered along with, and not as a substitute for or superior to, the related GAAP financial measures. In addition, similarly titled items used by other companies may not be comparable due to variations in how they are calculated and how terms are defined. For further information, see “Reconciliation of Non—GAAP Financial Measures” below, including the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures.

The Company define Adjusted EBITDA as net income from operations before interest, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, M&A transaction-related costs, and changes in fair value of derivative liabilities.

Adjusted EBITDA is a key performance indicator the company uses in evaluating our operating performance and in making financial, operating, and planning decisions. The Company believes this measure is useful to investors in the evaluation of Aeries’ operating performance as such information was used by the Company’s management for internal reporting and planning procedures, including aspects of our consolidated operating budget and capital expenditures. Some of the limitations of Adjusted EBITDA include: this measure does not reflect (i) our cash expenditures or future requirements for capital expenditures or contractual commitments or foreign exchange gain/loss; (ii) changes in, or cash requirements for, working capital; (iii) significant interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt; (iv) payments made or future requirements for income taxes; (v) cash requirements for future replacement or payment in depreciated or amortized assets; (vi) stock based compensation costs, (vii) severance pay, (viii) Business Combination and M&A transaction related costs, which represent non-recurring legal, professional, personnel and other fees and expenses incurred in connection with potential mergers and acquisitions related activities, and (ix) change in fair value of derivative liabilities.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate”, “expect”, “hope”, “intend”, “may”, “might”, “should”, “would”, “will”, “understand” and similar words are intended to identify forward looking statements. These forward-looking statements include but are not limited to, statements regarding our future operating results, outlook, guidance and financial position, our business strategy and plans, our objectives for future operations, potential acquisitions and macroeconomic trends. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Aeries and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, our ability to continue as a going concern; our ability to retain and expand our client base; changes in the business, market, financial, political and legal conditions in India, Singapore, the United States, Mexico, the Cayman Islands and other countries, including developments with respect to inflation, interest rates and the global supply chain, including with respect to economic and geopolitical uncertainty in many markets around the world, the potential of decelerating global economic growth and increased volatility in foreign currency exchange rates; the potential for our business development efforts to maximize our potential value; the ability to maintain the listing of our Class A ordinary shares and our public warrants on Nasdaq, and the potential liquidity and trading of our securities; changes in applicable laws or regulations and other regulatory developments in the United States, India, Singapore, Mexico, the Cayman Islands and other countries; our ability to develop and maintain effective internal controls, including our ability to remediate the material weakness in our internal controls over financial reporting; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our financial performance; our ability to make acquisitions, divestments or form joint ventures or otherwise make investments and the ability to successfully complete such transactions and integrate with our business; the period over which we anticipate our existing cash and cash equivalents will be sufficient to fund our operating expenses and capital expenditure requirements; the conflicts between Russia and Ukraine, and Israel and Hamas, and any restrictive actions that have been or may be taken by the U.S. and/or other countries in response thereto, such as sanctions or export controls; risks related to cybersecurity and data privacy; the impact of inflation; the impact of the COVID-19 pandemic and other similar pandemics and disruptions in the future; and the fluctuation of economic conditions, global conflicts, inflation and other global events on Aeries’ results of operations and global supply chain constraints. Further information on risks, uncertainties and other factors that could affect our financial results are included in Aeries’ periodic and current reports filed with the U.S. Securities and Exchange Commission. Furthermore, Aeries operates in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Aeries disclaims any intention to, and undertakes no obligation to, update or revise forward-looking statements.

Contact
IR@aeriestechnology.com

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of September 30, 2025 and March 31, 2025

(in thousands of United States dollars, except share and per share amounts)

	SEPTEMBER 30,	MARCH 31,
	2025	2025
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$1,866	$2,764
Accounts receivable, net of allowance of $3,521 and $3,574 as of September 30, 2025, and March 31, 2025,respectively	11,287	10,982
Prepaid expenses and other current assets, net of allowance of $0 and $0, as of September 30, 2025, and March 31, 2025, respectively	7,367	7,581
Total current assets	$20,520	$21,327
Property and equipment, net	1,728	1,570
Operating right-of-use assets	10,953	9,602
Deferred tax assets	4,017	4,064
Long-term investments, net of allowance of $74 and $76, as of September 30, 2025, and March 31, 2025, respectively	1,879	1,830
Other assets	1,382	1,440
Total assets	$40,479	$39,833

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY / (DEFICIT)
Current liabilities:
Accounts payable	$7,409	$8,154
Accrued compensation and related benefits, current	1,989	2,432
Operating lease liabilities, current	3,342	2,543
Short-term borrowings	4,374	6,504
Forward purchase agreement put option liability	4,139	5,034
Other current liabilities	7,718	7,753
Total current liabilities	$28,971	$32,420
Long term debt	936	1,096
Operating lease liabilities, noncurrent	8,061	7,483
Derivative warrant liabilities	845	629
Deferred tax liabilities	254	139
Other liabilities	4,066	4,170
Total liabilities	$43,133	$45,937

Commitments and contingencies (Note 10)

Redeemable noncontrolling interest	324	(42)

Shareholders’ equity / (deficit)
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	-	-
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 48,353,810 shares issued and outstanding as of September 30, 2025, and 47,152,626 shares issued and outstanding as of March 31, 2025	5	5
Class V ordinary shares, $0.0001 par value; 1 share authorized; 1 share issued and outstanding as of September 30, 2025, and 1 share issued and outstanding as of March 31, 2025	-	-
Net shareholders’ investment and additional paid-in capital	28,416	27,203
Less : Common Stock held in treasury at cost; 1,285,392 shares as on September 30, 2025, and 1,285,392 shares as on March 31, 2025	(724)	(724)
Accumulated other comprehensive loss	(975)	(908)
Accumulated deficit	(29,627)	(31,380)

Total Aeries Technology, Inc. shareholders’ equity / (deficit)	$(2,905)	$(5,804)
Noncontrolling interest	(73)	(258)
Total shareholders’ equity / (deficit)	(2,978)	(6,062)
Total liabilities, redeemable noncontrolling interest and shareholders’ equity / (deficit)	$40,479	$39,833

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the three and six months ended September 30, 2025 and 2024

(in thousands of United States dollars, except share and per share amounts)

(Unaudited)

	Three Months Ended September 30,	Three Months Ended September 30,	Six Months Ended September 30,	Six Months Ended September 30,
	2025	2024	2025	2024
Revenue, net	$17,359	$16,873	$32,688	$33,540
Cost of revenue	12,337	13,298	23,888	25,955
Gross profit	5,022	3,575	8,800	7,585
Operating expenses
Selling, general & administrative expenses	3,037	7,670	5,995	28,100
Total operating expenses	3,037	7,670	5,995	28,100
Income/ (loss) from operations	1,985	(4,095)	2,805	(20,515)
Other income / (expense)
Change in fair value forward purchase agreement put option liability	(360)	1,377	895	681
Change in fair value of derivative warrant liabilities	(240)	(126)	(217)	631
Interest income	76	88	148	167
Interest expense	(94)	(135)	(263)	(282)
Other income/(expense), net	69	59	77	78
Total other income / (expense), net	(549)	1,263	640	1,275
Income / (loss) before income taxes	1,436	(2,832)	3,445	(19,240)
Income tax (expense) / benefit	(794)	526	(1,125)	1,617
Net income / (loss)	$642	$(2,306)	$2,320	$(17,623)
Less: Net income / (loss) attributable to noncontrolling interests	128	(90)	190	(596)
Less: Net income / (loss) attributable to redeemable noncontrolling interests	$273	$(26)	$375	$(16)
Net income / (loss) attributable to shareholders’ of Aeries Technology Inc.	$241	(2,190)	1,755	(17,011)

Weighted average shares outstanding of Class A ordinary shares, basic and diluted	47,309,264	44,356,074	47,231,373	41,121,826

Basic and diluted net income / (loss) per Class A ordinary share	$0.01	(0.05)	$0.04	(0.42)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six months ended September 30, 2025, and 2024

(in thousands of United States dollars except share and per share amounts)

(Unaudited)

	Six Months Ended September 30, 2025	Six Months Ended September 30, 2024
Cash flows from operating activities
Net income / (loss)	$2,320	$(17,623)
Adjustments to reconcile net income / (loss) to net cash (used in) / provided by operating activities:
Depreciation and amortization expense	410	745
Stock-based compensation expense	293	12,746
Deferred tax benefit	(7)	(1,907)
Accrued income from long-term investments	(118)	(106)
Provision for expected credit loss	77	3,579
Others	-	(29)
Sundry balances written back	(1)	(0)
Profit on sale of property and equipment	(19)	(6)
Change in fair value of forward purchase agreement put option liability	(895)	(631)
Change in fair value of derivative warrant liabilities	217	(681)
Loss on issuance of shares against accounts payable	-	342
Unrealized exchange gain	1	(40)
Changes in operating assets and liabilities:
Accounts receivable	(493)	1,264
Prepaid expenses and other current assets	1,707	(454)
Operating right-of-use assets	(1,637)	(2,146)
Other assets	(63)	(2,557)
Accounts payable	(517)	863
Accrued compensation and related benefits, current	(437)	(473)
Other current liabilities	(261)	4,552
Operating lease liabilities	1,679	2,176
Other liabilities	138	591
Net cash provided by operating activities	2,394	205

Cash flows from investing activities
Acquisition of property and equipment	(631)	(982)
Sale of property and equipment	84	7
Issuance of loans to affiliates	(136)	(866)
Payments received for loans to affiliates	108	853
Fixed Deposits placed with banks	(609)	-
Proceeds from maturities of fixed deposits placed with banks	250	-
Net cash used in investing activities	(934)	(988)

Cash flows from financing activities
Net repayment of short-term borrowings	(1,879)	(1,855)
Payment of insurance financing liability	(164)	(440)
Proceeds from long-term debt	-	916
Repayment of long-term debt	(119)	(820)
Payment of finance lease obligations	(166)	(210)
Payment of deferred transaction costs	-	(20)
Proceeds from issuance of Class A ordinary shares, net of issuance cost	-	4,678
Net cash (used in) / provided by financing activities	(2,328)	2,249
Effect of exchange rate changes on cash and cash equivalents	(30)	77
Net (decrease) / increase in cash and cash equivalents	(898)	1,543
Cash and cash equivalents at the beginning of the period	2,764	2,084
Cash and cash equivalents at the end of the period	$1,866	$3,627

Supplemental cash flow disclosure:
Cash paid for interest	$232	$321
Cash paid for income taxes, net of refunds	$214	$556

Supplemental disclosure of non-cash investing and financing activities:
Unpaid deferred transaction costs included in accounts payable and other current liabilities	$-	$640
Equipment acquired under finance lease obligations	$63	$38
Property and equipment purchase included in accounts payable	$-	$1
Settlement of accounts payable through issuance of Class A ordinary shares to vendors	$-	$342
Issuance of common stock to vendor in lieu future services	$180	$-

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

AERIES TECHNOLOGY, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
For the three and six months ended September 30, 2025 and 2024
(in thousands of United States dollars, except percentages)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Net income / (loss)	$642	$(2,306)	$2,320	$(17,623)
Income tax expense / (benefit)	794	(526)	1,125	(1,617)
Interest income	(76)	(88)	(148)	(167)
Interest expense	94	135	263	282
Depreciation and amortization	205	371	410	745
EBITDA	$1,659	$(2,414)	$3,970	$(18,380)
Adjustments
(+) Stock-based compensation	293	-	293	12,746
(+) Business Combination and transaction related costs	-	1,370	-	5,052
(-) Change in fair value of derivative liabilities	600	(1,251)	(678)	(1,312)
Adjusted EBITDA	$2,552	$(2,295)	$3,585	$(1,894)

Revenue	17,359	16,873	32,688	33,540
Adjusted EBITDA margin [Adjusted EBITDA / Revenue]	14.7%	(13.6)%	11.0%	(5.6)%